UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2006



                            HERITAGE FINANCIAL GROUP

             (Exact name of Registrant as specified in its charter)


       United States                 000-51305                45-0479535
       --------------                ---------                ----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
                    (Address of principal executive offices)

                                 (229) 420-0000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 17, 2006, Heritage Financial Group made an internal announcement that Tammy W. Burdette, presently Executive Vice President and Chief Financial Officer, has decided to step down from the position of Chief Financial Officer during 2007 to pursue a new role with the Company. Succeeding Burdette as Chief Financial Officer will be T. Heath Fountain, who is currently Vice President, Controller and Director of Investor Relations for the Company. Although the Company has not yet defined the exact nature of the new role for Burdette, it expects the transition to be completed sometime during 2007.

         Fountain joined the Company in 2003 as an investment advisor with its wholly owned subsidiary, HeritageBank of the South, and moved into the accounting area of the Company in January 2006. In June, he was promoted to Controller and Director of Investor Relations. From 2000 to 2003, Fountain was an investment advisor with Synovus. From 1997 to 2000, he was an auditor with Mauldin & Jenkins, CPAs. Fountain is a graduate of University of Georgia, holding a degree in accounting. He is a Certified Public Accountant.


ITEM 7.01 REGULATION FD DISCLOSURE.

         On November 22, 2006, the Company issued a press release announcing this management succession. The full text of this press release is set forth in
Exhibit 99.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  99       Press Release dated November 22, 2006.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HERITAGE FINANCIAL GROUP



Date:  November 22, 2006      By:  /s/  O. Leonard Dorminey
                                   --------------------------------------
                                    O. Leonard Dorminey
                                    President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)

    99       Copy of press release issued by the Company on November 22, 2006.